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                                                                    EXHIBIT 10.6

                             JUNIPER NETWORKS, INC.

                       2000 NONSTATUTORY STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Juniper Networks, Inc. 2000 Nonstatutory Stock Option Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

I.    NOTICE OF GRANT

      [Optionee's Name and Address]

      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Grant Number                      ________________________________________

      Grant Date                        ________________________________________

      Vesting Commencement Date         ________________________________________

      Exercise Price per Share          $_______________________________________

      Total Number of Shares Granted    ________________________________________

      Total Exercise Price              $_______________________________________

      Type of Option:                   Nonstatutory Stock Option

      Term/Expiration Date:             ________________________________________

      Vesting Schedule:

      Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the Company, this Option may be exercised, in whole or in part, in accordance with the following schedule:

      25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee remaining in Continuous Status as an Employee or Consultant on such dates.

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II.   AGREEMENT

      1. Grant of Option.

         The Board hereby grants to the Optionee (the "Optionee") named in the Notice of Grant section of this Agreement (the "Notice of Grant"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

      2. Exercise of Option.

            (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement, subject to Optionee's Continuous Status as an Employee or Consultant on each vesting date.

            (b) Post-Termination Exercise Period. Subject to any extended post-termination exercise period set forth in duly authorized written agreements by and between Optionee and the Company, if Optionee's Continuous Status as an Employee or Consultant ceases this Option may be exercised, but only to the extent vested on the date of such cessation of Continuous Status as an Employee or Consultant, until the earlier of (i) ninety days after the date upon which Optionee ceases his or her Continuous Status as an Employee or Consultant, or
(ii) the original ten-year Option term.

            (c) Method of Exercise. This option may be exercised with respect to all or any part of any vested Shares by giving the Company, E*Trade OptionsLink, or any successor third-party stock option plan administrator designated by the Company written or electronic notice of such exercise, in the form designated by the Company or the Company's designated third-party stock option plan administrator, specifying the number of shares as to which this option is exercised and accompanied by payment of the aggregate Exercise Price as to all exercised shares.

      This Option shall be deemed to be exercised upon receipt by the Company, E*Trade OptionsLink, or any successor third-party stock option plan administrator designated by the Company of such fully executed exercise notice accompanied by such aggregate Exercise Price.

      No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the exercised shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised shares.

            (d) Payment of Exercise Price. Payment of the aggregate exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (i) cash; or

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                  (ii) check; or

                  (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, or

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

      3. Non-Transferability of Option.

            This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      4. Term of Option.

            This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      5. Tax Consequences.

            Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                        (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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      6. Entire Agreement; Governing Law.

            The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   JUNIPER NETWORKS, INC.

_______________________________________     ____________________________________
Signature                                   By

_______________________________________     ____________________________________
Print Name                                  Title

_______________________________________
Residence Address

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